================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 12, 2008

                           UNIVERSAL POWER GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

             Texas                       001-33207              75-1288690
--------------------------------  ----------------------    --------------------
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
         incorporation)                                     Identification No.)

                1720 Hayden Road
               Carrollton, Texas                                   75006
-------------------------------------------------          ---------------------
    (Address of principal executive offices)                    (Zip Code)

         Registrant's telephone number, including area code (469) 892-1122
                                                            --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



================================================================================

ITEM 5.02: DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On December 12, 2008, Roger Tannery, resigned as Chief Financial Officer of Universal Power Group, Inc. and Ian Edmonds, Executive Vice President and COO of the company, was appointed interim CFO. A copy of the press release announcing Mr. Tannery's resignation is attached as Exhibit 99.1 to this report.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

EXHIBIT NO.                          DESCRIPTION
-----------                          -----------

99.1 Press release, dated December 12, 2008, announcing Mr. Tannery's resignation as Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Universal Power Group, Inc.



Date:  December 18, 2008          By: /S/ JULIE SANSOM-REESE
                                      -------------------------------------
                                      Name:  Julie Sansom-Reese
                                      Title: Senior Vice President, Finance